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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 11, 2003
                               -------------------


                             STUDENT ADVANTAGE, INC.
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             (Exact name of Registrant as specified in its charter)


           Delaware                        0-26074               04-3263743
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       (State or Other            (Commission File Number)     (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)


          280 Summer Street, Boston, MA                    02210
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     (Address of principal executive offices)            (Zip Code)

               Registrant's telephone number, including area code

                                 (617) 912-2000
                          -----------------------------


          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On February 11, 2002, Student Advantage, Inc. (the "Company") received a letter from the Nasdaq Listing Qualifications Panel (the "Panel") stating that the Panel determined to de-list the Company's securities from the Nasdaq Stock Market effective with the open of business on February 13, 2002. The Company was originally given notification of its failure to meet certain listing requirements because it had failed to meet the market value of publicly held shares and net tangible assets/shareholders' equity/market value of listed securities/total assets, as set forth in Nasdaq Marketplace Rules 4450(a)/4450(b)(1) and 4450(a)(2), respectively. The Company had appealed the original decision to de-list the Company's securities at an oral hearing before the Panel on January 10, 2003. Despite the Company's stated request for continued inclusion on the Nasdaq National Market, the Panel determined to de-list the Company's securities. The Panel was of the opinion that the Company failed to present a definitive plan that will enable it to evidence compliance with all requirements for continued listing on The Nasdaq National Market within a reasonable period of time and to sustain compliance with those requirements. In particular, the Panel was of the view that the Company's plan to satisfy the net tangible assets/shareholders' equity requirement is not yet definitive in nature and will likely require significant additional time to implement. Finally, the Panel observed that the Company does not currently satisfy all requirements for continued listing on The Nasdaq SmallCap Market.

The Company's securities are eligible to trade on the OTC Bulletin Board. The Nasdaq Listing and Hearing Review Council (the "Listing Council") may, on its own motion, determine to review any Panel decision within 45 calendar days after issuance of the written decision. If the Listing Council determines to review this decision, it may affirm, modify, reverse, dismiss, or remand the decision to the Panel. The Panel has stated that the Company will be immediately notified in the event the Listing Council determines that this matter will be called for review.

The press release relating to the aforementioned matters and issued by the Company on February 12, 2002 is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of the Business Acquired.

              Not applicable.

(b)      Pro Forma Financial Information.

              Not applicable.

(c)      Exhibits.

              See the Exhibit Index attached hereto.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      STUDENT ADVANTAGE, INC.
                                      (Registrant)


Date: February 13, 2003               By: /s/ Raymond V. Sozzi, Jr.
                                      ------------------------------
                                      Raymond V. Sozzi, Jr.,
                                      President and Chief Executive Officer

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                                  EXHIBIT INDEX

99.1    Press Release dated February 12, 2003 of the Registrant.